Exhibit 99.2

YTGB OPERATING HOLDINGS, LLC

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2020	December 31, 2019
	(Unaudited)	(Audited)
ASSETS
Current assets:
Cash	$2,493,722	$726,546
Accounts receivable	1,205,584	836,935
Accounts receivable, related party	28,028	32,554
Inventory, net	6,832,779	4,318,934
Prepaid expenses and other current assets	976,212	786,934
Total current assets	11,536,325	6,701,478

Property and equipment, net	1,013,382	1,007,674
Goodwill, net	2,727,331	2,807,936
Intangible assets, net	1,449	2,263
Investment in LLC	-	-
Other assets	95,647	132,026
TOTAL ASSETS	$15,374,134	$10,651,377

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,187,861	2,405,880
Accrued liabilities	1,189,747	633,687
Deferred revenue	837,641	1,007,562
Advances from related party	2,098,446	2,511,000
Capital leases obligation, current	54,367	39,324
Long-term debt, current	67,482	24,612
Long-term debt – related party, current	796,106	796,106
Total current liabilities	9,231,650	7,418,171

Capital lease obligation, net of current portion	-	44,171
Long-term debt, net of current portion	5,539,998	5,043,109
Long-term debt -related parties, net of current portion	1,325,252	1,574,009
Total liabilities	16,096,900	14,079,460

Members Capital (deficit):
Members deficit	(722,766)	(3,428,053)
Non-controlling interest	-	-
Total members deficit	(722,766)	(3,428,083)
Total liabilities and member’s deficit	$15,374,134	$10,651,377

See accompanying notes to unaudited condensed financial information.

YTGB OPERATING HOLDINGS, LLC

UNADITED CONDENSED STATEMENTS OF INCOME

	For the Nine Months Ended September 30,
	2020	2019

Revenues	$38,187,420	$27,169,980
Cost of sales	29,544,941	21,415,133
Gross profit	8,642,479	5,754,847

Operating Expenses	4,965,002	5,218,490

Income from operations	3,677,477	536,357

Other income (expense):
Other income	201	443,631
Interest expense	(480,821)	(411,232)
Other expense	(491,540)	(572,570)
Other expense, net	(972,160)	(540,171)

Net income (loss)	2,705,317	(3,814)
Net income (loss) attributable to non-controlling interest	-	297,873
Net income (loss) attributable to YTGB Operating Holdings, LLC	$2,705,317	$(301,687)

See accompanying notes to unaudited condensed financial information.

YTGB OPERATING HOLDINGS, LLC

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN MEMBER’S CAPITAL (DEFICIT)

	Member’s	Non-Controlling
	Deficit	Interest	Total
Balances, January 1, 2019	$(2,256,323)	$851,374	$(1,404,949)

Purchase of non-controlling interest	-	-	-
Non-controlling interest from acquisition	-	-	-
Net income (loss)	(301,687)	297,873	(3,814)
Distribution	-	-	-
Balance, September 30, 2019	$(2,527,010)	$1,149,247	$(1,401,135)

Balances, January 1, 2020	$(3,428,083)	$-	$(3,428,083

Purchase of non-controlling interest
Non-controlling interest from acquisition
Net income (loss)	2,705,317		2,715,317
Distribution
Balance, September 30, 2020	$(722,766)	$-	$(722,766)

See accompanying notes to unaudited condensed financial information.

YTGB OPERATING HOLDINGS, LLC

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

	Nine Month Ended September 30,
	2020	2019
Cash Flows from Operating Activities:
Net income (loss)	$2,705,317	(3,814)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	73,286	261,895
Loss on sale of property and equipment	-
Loss on impairment of intangibles	-	396,000
Gain on debt forgiveness	-	228,889
Loss from investment in LLC	-	24,735
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	(366,649)	(278,490)
Accounts receivable, related party	4,526	43,844
Inventory	(2,513,845)	599,758
Prepaid expenses and other current assets	(189,278)	300,049
Other assets	36,379	163,178
Increase (decrease) in:
Accounts payable	1,781,981	385,566
Accrued expenses	556,060	181,655
Deferred revenue	(169,921)	(1,045,529)
Net Cash Provided by Operating Activities	1,917,856	1,257,736
Cash Flows from Investing Activities:
Capital expenditures	-	-
Proceeds from the sale of property and equipment	-	-
Net Cash Provided by (Used In) Investing Activities	-	-
Cash Flows from Financing Activities:
Repayment of advances from related parties	(412,554)	-
Payments on capital lease obligations	(29,128)	(25,218)
Proceeds from long term debt	559,000	-
Repayment of long-term debt	(19,241)	(29,794)
Repayment of long-term debt related-party	(248,757)	(372,845)
Net Cash Provided by (Used in) Financing Activities	(150,680)	(427,857)

Net Increase(decrease) in Cash and Cash Equivalents	1,767,176	829,879
Cash and Cash Equivalents at Beginning of year	726,546	1,759,375
Cash and Cash Equivalents at End of year	$2,493,722	$929,896

See accompanying notes to unaudited condensed financial information.

YTGB OPERATING HOLDINGS, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Principles of Consolidation

YTGB Operating Holdings, LLC (the “Company”) was organized as a California Limited Liability Company in January 2017. YTGB Financial Holdings, LLC is the sole member of the Company. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries Yeleko, LLC, Yeleko GUI, LLC and Healthy Harvest Hydro-Organics, LLC. The consolidated financial statements also include the accounts of Oregon Hydro-Organics, LLC. For the period January 1, 2018 through November 30, 2019 the Company owned 51 percent of Oregon Hydro-Organics, LLC. The consolidated financial statements therefore recognize the non-controlling interest attributable to the minority partner. Effective November 30, 2019, the Company purchased the non-controlling interest of Oregon Hydro-Organics, LLC, making the subsidiary wholly-owned by the Company as of that date. All significant intercompany balances and transactions have been eliminated in the consolidation of these financial statements.

The Company is engaged in the retail sale and commercial distribution of greenhouse, nursery, hydroponics, and garden products. The Company operates 5 retail stores in California and Oregon.

Basis of Accounting

The consolidated financial statements are prepared on the accrual method of accounting in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

Cash and Cash Equivalents

The Company classifies short-term investments with original maturities of three months or less as cash equivalents.

Accounts Receivable

The Company sells its product and grants trade credit to its customers. Collateral is not required for sales on credit. Management provides for doubtful accounts based on estimated bad debt losses. Accounts receivable are written off against the allowance for doubtful accounts after all means of collection have been exhausted and the potential for recovery is considered remote. At September 30, 2020 and December 31, 2019, there was no allowance for doubtful accounts.

Inventory

Inventory consists of lighting, bulk-soils, greenhouses/films/fans, rolling-tables, liquid-nutrients, bulk-salts, irrigation supplies, fertigation, pumps, water filters, mechanical HVAC systems, extraction equipment and other supplies. Inventory is valued at the lower of cost or net realizable value, with cost determined using the first-in, first-out method, on an average cost method.

The Company obtained 37% of its inventory purchases from a single vendor during the nine months ended September 30, 2020 and 2019, respectively.

YTGB OPERATING HOLDINGS, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is provided on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are amortized over the lesser of the term of the lease or the economic useful life of the improvement. Estimated useful lives range from three to thirty-nine years. Repairs and maintenance are charged to expense as incurred. Renewals and betterments extending useful lives of assets are capitalized.

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows; an impairment charge is recognized for the amount by which the carrying amount of the asset exceeds the fair value of the asset. No provision for impairment was recorded in 2020 or 2019.

Goodwill and Intangible Assets

Goodwill is the cost in excess of the fair value of net assets acquired in business combinations. Intangible assets consist of non-compete agreements and a trademark. The Company has elected the accounting alternative for amortizing goodwill on a straight-line basis over a 10-year period, or a shorter period if that period is more appropriate. Entities making the election will test goodwill for impairment only when a triggering event occurs, instead of annually. The Company has elected to amortize goodwill over a ten-year period. The Company will perform any tests for impairment of goodwill at the entity level, if a triggering event occurs that indicates the fair value is below the carrying amount. The non-compete agreements are being amortized over a 5-year period, the term of the agreement. In April 2019, the net book value of the non-compete agreements was determined to be impaired to a value of $0. As such, management recorded an impairment loss of $396,000 in 2019 which is included in other expense.

Investment in LLC

The Company had a 25% investment in Buffalo Roots, LLC that was accounted for using the equity method. Under the equity method of accounting, the Company has recorded its initial investment at cost and its proportionate share of undistributed income or loss each period as an increase or decrease in the investment. Distributions from the company are recorded as a reduction in the carrying amount of the investment. Effective January 1, 2019 the Company assigned and transferred its 25% interest to the majority owner of Buffalo Roots, LLC. A $24,735 loss on disposal for the carrying amount of the investment was recorded in 2019.

Revenue Recognition

Revenues from retail store sales are recognized at the point of sale. Commercial distribution sales are recognized when control of the product transfers to the customer. Deferred revenue includes deposits paid by customers for customer orders in which control of the product has not yet transferred to the customer.

YTGB OPERATING HOLDINGS, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Shipping and Handling Costs

Shipping and handling costs are included with cost of sales.

Advertising Costs

Advertising costs are recognized as an expense when incurred. Advertising and marketing expenses were $57,100 and $97,930 for the nine months ended September 30, 2020 and 2019, respectively.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in the preparation of these consolidated financial statements include contractual allowances for accounts receivable, valuation of goodwill and the estimated useful lives of property and equipment.

Concentration of Credit Risk

The Company maintains its cash and cash equivalents in bank accounts that at times may exceed amounts insured by the Federal Deposit Insurance Corporation (FDIC). The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

Income Taxes

The Company is a limited liability company and has elected to be taxed at the member level for income tax purposes. Accordingly, taxable income is included in the tax return of the member. The state of California imposes a franchise tax based on sales.

The Company has evaluated income tax positions in accordance with ASC 740-10 and has determined that there are no uncertain tax positions as of September 30, 2020 and December 31, 2019. The Company’s policy is to recognize interest and penalties relating to franchise taxes in operating expenses. The Company is subject to routine audits by taking taxing authorities and is open to examination for the previous three to four years by taxing authorities. There are currently no examinations for any tax periods in progress.

YTGB OPERATING HOLDINGS, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1: NATURE OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (Continued)

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (FASB) issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), the new accounting standard develops a common revenue standard that will remove inconsistencies and weaknesses in revenue requirements, provide a more robust framework for addressing revenue issues, improve comparability of revenue recognition practices, provide more useful information to users of financial statements, and simplify the preparation of financial statements. In June 2020, the FASB deferred the implementation to periods beginning after December 15, 2019. Application of this standard is effective for the Company for the year ending December 31, 2020. The Company is currently evaluating the impact of adoption of the new standard on its consolidated financial statements.

In February 2016, FASB issued Accounting Standards Update ASU No. 2016-02, Leases (Topic 842). The new accounting standard requires lessees to recognize a lease liability measured on a discounted basis and a right-of-use asset for all leases. Application of this standard is effective for the Company for the year ended December 31, 2022. The Company is currently evaluating the impact of adoption of the new standard on its consolidated financial statements.

NOTE 2: PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at:

	September 30, 2020	December 31, 2019
Furniture and fixtures	$616,007	$601,320
Computer equipment	229,322	281,702
Software	208,421	221,046
Autos	345,931	393,625
Leasehold improvements	553,510	570,172
	1,953,191	2,067,865
Accumulated depreciation	(939,808)	(1,060,191)
Property and equipment, net	$1,013,382	$1,007,674

YTGB OPERATING HOLDINGS, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3: GOODWILL AND INTANGIBLE ASSETS

Goodwill and intangible assets consisted of the following at:

	September 30,	December 31,
	2020	2019
Goodwill	$3,835,725	$3,835,725
Less: Accumulated Amortization	(1,108,394)	(1,027,789)
Goodwill, net	$2,727,331	$2,807,936

Trademarks	5,431	5,431
	5,431	5,431
Less: Accumulated amortization	(3,982)	(3,168)
Intangible assets, net	$1,449	$2,263

Amortization expense was $80,605 and $228,493 for the nine months ended September 30, 2020 and 2019, respectively.

Future estimated amortization of intangible assets is as follows at September 30, 2020:

Remainder 2020	$272
2021	1,086
2022	91
$1,449

NOTE 4: ADVANCES FROM RELATED PARTIES

The Company has received advances from related parties which accrue compounding interest at 8% per annum. The advances have no stated due dates, therefore they are considered due on demand and are classified as a current liability. Advances from related parties consisted of the following at:

	September 30,	December 31,
	2020	2019
KH	$877,366	$978,209
RH	535,407	610,050
IB	335,871	396,964
DB	321,788	382,881
RH/KH	28,014	142,896
	2,098,446	$2,511,000

Interest expense incurred on advances from related parties was $480,821 and $411,231 for the nine months ended September 30, 2020 and 2019, respectively.

YTGB OPERATING HOLDINGS, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5: LONG-TERM DEBT

Long-term debt consisted of the following:

	September 30,	December 31,
	2020	2019
Long term debt is as follows:
Note payable to LLC, collateralized by 51% of the outstanding membership interest of YTGB Operating Holdings, LLC, requires monthly interest only payments at 6.5% per annum, all outstanding principal and unpaid interest due July 2021	$5,000,000	$5,000,000

Note payable to financial institution, requires monthly payments of $1,702, including interest at 5.5%, collateralized by vehicle, matures January 2023	48,480	60,554

Note payable to individual, requires monthly payments of $1,000, non-interest bearing, collateralized by membership interest in Healthy Harvest Hydro-Organics, LLC	-	6,000

Note Payable to SBA dated April 2020, interest at 1% per annum, interest only payment for first six months, principal and interest payment due months 7 through 24, due April 2022	559,000	-

Note payable to a financial institution, requires monthly payments of $1,175, including interest at 5.5%, collateralized by vehicle, matures January 2020	-	1,167
	$5,607,480	$5,067,721
Less Current Maturities	(67,482)	(24,612)
Total Long-Term Debt	$5,539,998	$5,043,109

Principal maturities on long term debt for future years is as follows at September 30, 2020:

Remainder 2020	$67,482
2021	5,391,097
2022	143,691
2023	5,210
$5,607,480

YTGB OPERATING HOLDINGS, LLC

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6: LONG-TERM DEBT – RELATED PARTY

Long-term debt – related party consisted of the following:

	September 30,	December 31,
	2020	2019
Long term debt is as follows:
Note payable to individual, requires monthly payments of $14,540, plus interest at 8% per annum. The note is collateralized by membership interest in Oregon Hydro-Organics, LLC. The note is subject to incremental increases of principal amount if Oregon Hydro-Organics, LLC meets both revenue and EBITDA targets for 2019 and 2020, as defined in the membership interest purchase agreement. The principal balance at December 31, 2019 includes $284,250 of estimated additional principal for the additional amounts owed upon achieve the revenue and EBITDA targets. Monthly principal payments increased to $18,404 in March 2020. The note matures October 2024.	$882,469	$1,009,250

Note payable to related party bearing interest at 5% per annum, requires monthly principal and interest payments of $4,295 through December 2022, a balloon payment of $706,492 is due upon maturity in January 2023. The note is unsecured., all outstanding principal and unpaid interest is due December 31, 2019, after which it is due on demand.	738,889	748,365

Note payable to related party, collateralized by 5.1% of the outstanding membership interest of YTGB Operating Holdings, LLC, requires monthly interest payments only at US Federal Prime rate plus 3.75% (8.5% at September 30, 2020), all outstanding principal and unpaid interest is due December 31, 2019, after which it is due on demand.	500,000	500,000

Note payable to individual, requires quarterly payments of $37,500, non-interest bearing, collateralized by membership interest in Oregon Hydro-Organics, LLC	-	112,500
	$2,121,358	$2,370,115
Less Current Maturities	(796,106)	(796,106)
Total Long-Term Debt	$1,325,252	$1,574,009